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                                                                    Exhibit 10.1

                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT ("Agreement") is dated as of February 17, 2000 by and between Creative Master International, Inc. ("Company") and Tony Tong, Wan Sang Hui, Lee Li, James Mullin, John Farrell, Paul Poung-Hwa Chow, Fung Oi Ip Alfonso, Oei Hong Leung, Fortune E-Commerce Limited, B2B Limited (collectively, "Shareholders"), the owner of PacificNet.com LLC ("PNC") and PNC.

                                 R E C I T A L S

         WHEREAS, Shareholders own 100% of the issued and outstanding stock of PNC (the "Shares"), and;

         WHEREAS, PNC is a Minnesota limited liability company and is engaged in the business of providing Internet business-to-business and business-to-consumer e-commerce services, e-commerce software application and other e-commerce related services.

         WHEREAS, Company is a Delaware incorporated US public company, currently traded on the NASDAQ National Market under the symbol CMST, and;

         WHEREAS, Company desires to acquire the Shares and Shareholders desire to exchange the Shares for newly issued stock in the Company.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual covenants and terms contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties agree as follows:

I.       EXCHANGE OF THE SHARES AND CONSIDERATION

         1.01 SHARES BEING EXCHANGE. Effective at the closing of this Agreement (the "Closing"), and subject to the terms and conditions of this Agreement, Shareholders shall assign, transfer and deliver to the Company all of the Shares.

         1.02 CONSIDERATION. Subject to the terms and conditions of this Agreement, and in consideration of the assignment and delivery of the Shares to the Company, the Company shall at Closing issue to Shareholders under/or their designees, and Shareholders and/or their designees shall purchase, acquire and/or accept from the Company, 21,000,000 shares in the Company (the "Consideration").

         1.03 CLOSING. The Closing of the transaction contemplated by this Agreement (the "Closing") shall take place at the offices of Troy & Gould or other such place as mutually agreed upon, following by the necessary Company shareholders approval procedures.
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         1.04 METHOD OF CLOSING. The method of closing shall require the parties to satisfy the conditions specified in Section 6.

II.      REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS AND PNC

         Shareholders and PNC represent and warrant to the Company as follows, as of the closing:

         2.01 ORGANIZATION. PNC is a corporation duly organized, validly existing and in good standing under the laws of Minnesota. PNC has the corporate power and authority to carry on its business as presently conducted; and is qualified to do business in all jurisdictions where the failure to be so qualified would have a material adverse effect on its business.

2.02     CAPITALIZATION.

                  2.02(a) All issued and outstanding shares of PNC are duly authorized, validly issued, issued for value, fully paid and non-assessable. Shareholders own 100% of all the shares in PNC.

                  2.02(b) There are no outstanding preferred stock, options, warrants, or any other rights to purchase any securities of PNC. Company acknowledges and agrees that any outstanding options, warrants, and other rights to purchase securities in Shareholders shall be transferred to Company on an equivalent basis, at the time of closing.

         2.03 AUTHORITY. Shareholders have full power and authority to enter into this Agreement and to carry out the transactions contemplated herein. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, have been duly authorized and approved by Shareholders and no other corporate proceedings on the part of PNC and/or Shareholders are necessary to authorize this Agreement and the transactions contemplated hereby.

         2.04 FINANCIAL INFORMATION. The Financial Information provided by Shareholders to Company is accurate and no misleading, to the best of Shareholders' knowledge.

         2.05 LITIGATION. There is no litigation, proceeding or investigation pending or threatened against PNC affecting any of its properties, subsidiaries, or assets that might result, either in any case or in the aggregate, in any adverse change in the business, operations, affairs or condition of PNC or its properties or assets, or that might call into question the validity of this Agreement, or any action taken or to be taken pursuant hereto.

         2.06 ASSETS. Shareholders have good and marketable title to their shares in PNC, and PNC has good and marketable title to all of its assets and properties now carried on its books.

         2.07 CONTRACTS AND UNDERTAKINGS. PNC and its subsidiary business operations are not in material default, or alleged to be in material default, under any Contract or Undertaking.


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         2.08 NO CONFLICT. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any form or provision of, or constitute a default under, the Articles of PNC, or any agreement, contract or instrument to which PNC is a party or by which it or any of its assets are bound.

         2.09 ACCURACY. No document furnished to the Company by or on behalf of the Company in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or when taken as a whole omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

         2.10 FINANCIAL STATEMENTS AND TAX FILINGS. The financial statements of PNC (the "Financial Statements") submitted to the Company (a) were prepared in accordance with the books and records of PNC; (b) were prepared in accordance with generally accepted accounting principles consistently applied; (c) are accurate and fairly present PNC's financial condition and the results of its operations as of the relevant dates thereof and for the periods covered thereby;
(d) contain and reflect all necessary adjustments and accruals for a fair presentation of PNC's financial condition and the results of its operations for the periods covered by the said financial statements; and (e) contain and reflect adequate provisions for all reasonably anticipated liabilities with respect to the period(s) then ended.

         2.11 ABSENCE OF MATERIAL CHANGES. Since December 31, 1999, except as described in any Exhibit hereto or as required or permitted under this Agreement, there has not been any material negative change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Company, except changes in the ordinary course of business which, individually and in the aggregate, have not been materially adverse.

         2.12 COMPLIANCE WITH LAW. PNC has in all material respects complied with and is now in all material respects in compliance with, all relevant laws applicable to PNC. The transfer of PNC stock contemplated by this Agreement will take place in compliance with relevant laws applicable to such transfer.

III.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Shareholders as follows, as of the Closing:

         3.01     ORGANIZATION.

                  3.01(a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has the corporate power and authority to carry on its business as presently conducted and is qualified to do business in all jurisdictions where the failure to be so qualified would have a material adverse effect on the business of the Company.

                  3.01(b) Copies of the Certificate of Incorporation and the Article and Bylaws of the Company, supplied to PNC prior to closing, are complete and correct copies of the


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         Articles of Incorporation and the Bylaws of the Company as amended and in effect on the date hereof. All minutes of meetings and actions in writing without a meeting of the Board of Directors and shareholders of the Company are contained in the minute book of the Company and no minutes or actions in writing without a meeting have been excluded in such minute book.

         3.02 CAPITALIZATION OF THE COMPANY. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock. 5,500,000 shares will be issued and outstanding prior to the closing. In addition, there are 340,500 stock options outstanding, at $5 per share, subject to specific vesting terms. All outstanding shares are duly authorized, validly issued, fully paid and non-assessable. Except for that described above, there are no outstanding shares of capital stock or other securities or other equity interests of the Company or rights of any kind to acquire stock, other securities or other equity interests.

         3.03 AUTHORITY. The Company has full power and authority to enter into this Agreement and to carry out the transactions contemplated herein.

         3.04 FINANCIAL STATEMENTS. The Company's financial statements have been prepared in accordance with US generally accepted accounting principles. The Company is not subject to any material undisclosed liability or obligation of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due.

         3.05 LITIGATION. There is no litigation, proceeding, government inquiry, or investigation pending or to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, or, to the knowledge of the Company that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company or any of its properties or assets, or that might call into question the validity of this Agreement, or any action taken or to be taken pursuant hereto.

         3.06 TITLE TO ASSETS. The Company has good and marketable title to all of its assets and properties now carried on its books including those reflected in the balance sheet contained in the Company's financial statements, free and clear of all liens, claims, charges, security interests or other encumbrances, except as described in the balance sheet included in the Company's finance statements or on any Exhibits attached hereto.

         3.07 CONTRACTS AND UNDERTAKINGS. The Company is not in material default, or alleged to be in material default, under any Contract and, to the knowledge of the Company, no other party to any Contract to which the Company is a party is in default thereunder nor, to the knowledge of the Company, does there exist any condition or event which, after notice or lapse of time or both, would constitute a default by any party to any such Contract.

         3.08 NO CONFLICT. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will not conflict with or result in a breach of any term or provision of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company, or any agreement, contract or instrument to which the Company is a party or by which it or nay of its assets are bound.


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         3.09 ACCURACY. No public filing, certificate or other document furnished to Shareholders by or on behalf of the Company in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or when taken as a whole omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

         3.10 FINANCIAL STATEMENTS. The financial statements of the Company (the "Financial Statements") set forth in its public filings (a) were prepared in accordance with the books and records of the Company; (b) were prepared in accordance with generally accepted accounting principles consistently applied;
(c) are accurate and fairly present the Company's financial condition and the results of its operations as of the relevant dates thereof and for the periods covered thereby; (d) contain and reflect all necessary adjustments and accruals for a fair presentation of the Company's financial condition and the results of its operations for the periods covered by the said financial statements; and (e) contain and reflect adequate provisions for all reasonably anticipated liabilities with respect to the period(s) then ended.

         3.11 ABSENCE OF MATERIAL CHANGES. Since the September 30, 1999 SEC Form 10QSB filing, except as described in any Exhibit hereto or as required or permitted under this Agreement, there has been:

                  3.11(a) any material change in the condition (financial or otherwise) of the properties, assets, liabilities or business of the Company, except changes in the ordinary course of business which, individually and in the aggregate, have not been materially adverse.

                  3.11(b) any undisclosed redemption, purchase or other acquisition of any shares of the capital stock of Company, or any issuance of any shares of capital stock or the granting, issuance or exercise of any rights, warrants, options or commitments by the Company relating to their authorized or issued capital stock.

         3.12 COMPLIANCE WITH LAW. The Company has in all material respects complied with and it is now in all material respects in compliance with, all Federal and State laws applicable to the Company, including that the Company is current in its SEC filings. The Consideration will be issued in full compliance with all state and federal securities laws.

IV.      COVENANTS AND AGREEMENTS OF THE PARTIES EFFECTIVE PRIOR TO CLOSING

         4.01 CORPORATE EXAMINATIONS AND INVESTIGATIONS. Prior to the Closing, Shareholders shall be entitled, through their employees and representatives, to make such investigations and examinations of the books, records and financial condition of the Company as Shareholders may request to verify the Company's representations. Company shall furnish Shareholders and their representatives during such period with all such information as Shareholders or their representatives may reasonably request and cause the Company's officers, employees, consultants, agents, accountants and attorneys to cooperate fully with Shareholder or its


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

representatives in connection with such review and examination and to make full disclosure of all information and documents requested by Shareholders and/or their representatives. Company shall have the right to request additional information on PNC. Company acknowledges that US GAAP audits will not be available on PNC until after the Closing. Shareholders agree to supply Company with copies of available financial and business information as requested. Each party's investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, with copies of requested documents to be provided to the other party upon request.

         4.02 COOPERATION; CONSENTS. Prior to the Closing Date, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or a license or permit from which is required for the consummation of the transactions contemplated by this Agreement and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

         4.03 CONDUCT OF BUSINESS. From the date hereof through the Closing, the Company and PNC shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct as of the Closing as if made at and as of the Closing. Without the prior written consent of Shareholders, except as expressly set forth herein, the Company shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue as of the Closing.

         4.04 NOTICE OF DEFAULT. From the date hereof through the Closing, each party hereto shall give to the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party's representations or warranties contained herein.

V.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

         All representations, warranties and covenants of the Company, Shareholders and PNC contained herein shall survive the closing for a period of two years.

VI.      CONDITIONS PRECEDENT TO CLOSING

         6.01 CONDITIONS PRECEDENT TO OBLIGATION OF SHAREHOLDERS. The obligations of Shareholders under this Agreement shall be subject to each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES OF COMPANY TO BE TRUE. The representations and warranties of Company herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. The Company shall have performed in all material respects all obligations and complied in all material


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

         respects, to its actual knowledge, with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.

                  (b) NO LEGAL PROCEEDINGS. No injunction or restraining order shall be in effect prohibiting this Agreement, and no action or proceeding shall have been instituted and, at what would otherwise have been the Closing, remain pending before the court to restrain or prohibit the transactions contemplated by this Agreement.

                  (c) STATUTORY REQUIREMENTS. All statutory requirements for the valid consummation by the Company of the transactions contemplated by this Agreement shall have been fulfilled. All authorizations, consents and approvals of all governments and other persons required to be obtained in order to permit consummation by the Company of the transactions contemplated by this Agreement shall have been obtained.

                  (d) DIRECTOR RESIGNATION. Prior to the Closing, all bust one of the directors of the Company shall have submitted their resignations to Company to be held in escrow and to become effective at the Closing.

                  (e) NO MATERIAL ADVERSE CHANGE. Following the execution of this Agreement, there shall not have occurred any material adverse change in the financial condition, business, or operations of, nor shall nay event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations, of Company.

                  (f) BOARD OF DIRECTORS' APPROVAL. This Agreement shall have received Shareholders Board of Director's approval prior to Closing.

         6.02 CONDITIONS PRECEDENT TO OBLIGATIONS OF COMPANY. The obligation of the Company under this Agreement shall be subject to the following conditions:


              (a) REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS AND PNC TO BE TRUE. The representations and warranties of Shareholders herein contained shall be true in all material respects as of the Closing, and shall have the same effect as though made at the Closing; Shareholders shall have performed in all material respects all obligations and complied in all material respects, with all covenants and conditions required by this Agreement to be performed or complied with by them prior to the Closing.

              (b) NO LEGAL PROCEEDINGS. No injunction or restraining order shall be in effect, and no action or proceeding shall have been instituted and, at what would otherwise have been the Closing, remain pending before the court to restrain or prohibit the transactions contemplated by this Agreement.

              (c) STATUTORY REQUIREMENTS. All statutory requirements for the valid consummation by Shareholders of the transactions contemplated by this Agreement shall have been fulfilled. All authorizations, consents and approvals of all governments and other persons required to be obtained in order to permit consummation by Shareholders of


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

the transactions contemplated by this Agreement shall have been obtained, including, but not limited to, requirements imposed by the government of Hong Kong.

              (d) NO MATERIAL ADVERSE CHANGE. Following the execution of this Agreement, there shall not have occurred any material adverse change in the financial condition, business, or operations of, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations, of PNC.

              (e) BOARD OF DIRECTOR'S APPROVAL. This Agreement shall have received Company Board of Director's approval prior to Closing.

VII.     MISCELLANEOUS

         7.01 EXPENSES OF SALE. Except as otherwise provided herein, each party shall bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated herein. Without limitation, such expenses shall include the fees and expenses of all attorneys, brokers, investment bankers, accountants, agents, advisors, and finders and other professionals incurred in connection herewith, acting on behalf of such party.

         7.02 PARTIES IN INTEREST. Except otherwise expressly provided herein, all the terms and provisions of this Agreement shall binding upon, shall inure to the benefit of and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors, designees and assigns of the parties hereto.

         7.03 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, including any Schedules, Exhibits and other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

         7.04 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute on e and the same instrument.

         7.05 TERMINATION. In the event that one party's due diligence determines a material breach or inaccuracy in the other's representation(s) or other terms of this Agreement, the party may terminate its obligations under this Agreement by providing written notice of the breach. If the breach is not cured within 10 calendar days, the agreement is terminated, with no further obligations of the parties.


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         7.06 GOVERNING LAW. This Agreement shall be subject to New York law and jurisdiction, except insofar as the laws of the jurisdictions of domicile of the parties shall control in any conflict of laws dispute.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.


PacificNet.com LLC                                        Creative Master International, Inc.

By : /s/ Tony Tong                                        By: /s/ Carl Tong
     ---------------------------                              ------------------------------
      Name:  Tony Tong                                         Name:  Carl Tong
      Title:  CEO                                              Title:  CEO

Tong I, Tony                                              Wan Sang Hui

/s/ Tony Tong                                             /s/Wan Sang Hui*
--------------------------------                          --------------------------------

Lee Li                                                    James Mullin

/s/ Lee Li*                                               /s/ James Mullin*
--------------------------------                          --------------------------------

John Farrell                                              Paul Poung-Hwa Chow

/s/ John Farrell*                                         /s/ Paul Poung Hwa Chow*
--------------------------------                          --------------------------------

Fung Oi Ip Alfonso                                        Oei Hong Leong

/s/ Fung Oi Ip Alfonso*                                   /s/ Oei Hong Leong*
--------------------------------                          --------------------------------

Fortune E-Commerce Limited                                B2B Limited

By: *                                                     By: *
    ----------------------------                              ----------------------------
    Name:                                                     Name:
    Title:                                                    Title:

*By Tony Tong, attorney-in-fact.

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